Exhibit 10.13

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of May 14, 2013 (the “Effective Date”) is between SILICON VALLEY BANK, a California corporation (“Bank”), and TINTRI, INC., a Delaware corporation (“Borrower”), and provides the terms on which Bank shall lend to Borrower, and Borrower shall repay Bank. The parties agree as follows:

1. ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP; provided that if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or Bank shall so request, Borrower and Bank shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided, further, that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrower shall provide Bank financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13 of this Agreement. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2. LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon together with any fees and Finance Charges as and when due in accordance with this Agreement.

2.1.1 Financing of Accounts

(a) Availability. Subject to the terms of this Agreement, Borrower may request that Bank finance specific Eligible Accounts. Bank may, in its good faith business discretion, finance such Eligible Accounts by extending credit to Borrower in an amount equal to the result of the Advance Rate multiplied by the face amount of the Eligible Account. At all times that Borrower. is Borrowing Base Eligible, Borrower may request that Bank finance Eligible Accounts on an aggregate basis. Bank may, in its good faith business discretion, finance Eligible Accounts on an aggregate basis by extending credit to Borrower in an amount equal to the result of the Advance Rate multiplied by the aggregate face amount of the Eligible Accounts. Bank may, in its sole discretion, change the percentage of the Advance Rate for a particular Eligible Account on a case by case basis. When Bank finances an Eligible Account (an “Advance”) such Eligible Account becomes a “Financed Receivable.”

(b) Maximum Advances. The aggregate face amount of all Financed Receivables outstanding at any time may not exceed the Facility Amount. In addition and notwithstanding the foregoing, the aggregate amount of Advances outstanding at any time may not exceed Six Million Seven Hundred Fifty Thousand Dollars ($6,750,000).

(c) Borrowing Procedure. Borrower will deliver an Invoice Transmittal for each Eligible Account it offers, and, if at such time Borrower is Borrowing Base Eligible, Borrower shall also deliver a Borrowing Base Certificate. Bank may rely on information set forth in or provided with the Invoice Transmittal and Borrowing Base Certificate. In addition, upon Bank’s request, Borrower shall deliver to Bank any contracts, purchase orders, or other underlying supporting documentation with respect to such Eligible Account.

(d) Credit Quality; Confirmations. Bank may, at its option, conduct a credit check of the Account Debtor for each Account requested by Borrower for financing hereunder to approve any such Account Debtor’s credit before agreeing to finance such Account. Bank may also verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts (including confirmations of Borrower’s representations in Section 5.3 of this Agreement) by means of mail, telephone or otherwise, either in the name of Borrower or Bank from time to time in its sole discretion.

(e) Accounts Notification/Collection. Bank may notify any Account Debtor of Bank’s security interest in the Borrower’s Accounts and collect them and/or, at all times when Borrower is not Borrowing Base Eligible or when an Event of Default has occurred and is continuing, verify them.

(f) Early Termination. This Agreement may be terminated with respect to Advances prior to the Account Advance Maturity Date as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Bank; or (ii) by Bank at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated with respect to Advances (A) by Bank in accordance with clause (ii) in the foregoing sentence, or (B) by Borrower for any reason, Borrower shall pay to Bank a non refundable termination fee in an amount equal to Sixty-Seven Thousand Five Hundred Dollars ($67,500) (the “Early Termination Fee”). The Early Termination Fee shall be due and payable on the effective date of such termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. Notwithstanding the foregoing, Bank agrees to waive the Early Termination Fee if Bank closes on the refinance and re-documentation of the Advances under this Agreement under another division of Bank (in its sole and exclusive discretion) prior to the Account Advance Maturity Date.

(g) Account Advance Maturity Date. All Obligations outstanding hereunder with respect to Advances shall be immediately due and payable in full on the Account Advance Maturity Date.

(h) Suspension of Advances. Borrower’s ability to request that Bank finance Eligible Accounts hereunder will terminate if, in Bank’s sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the Effective Date.

(i) End of Borrowing Base Eligible Status. Upon Borrower ceasing to be Borrowing Base Eligible as measured on the last day of each Reconciliation Period, Borrower shall deliver to Bank, as soon as possible, but in no event more than one (1) Business Day after such Reconciliation Period, an Invoice Transmittal containing detailed invoice reporting, signed by a Responsible Officer together with a current accounts receivable aging and a copy of each invoice, all in accordance with Section 6.2 hereof. If the outstanding principal amount of the Advances exceeds the amount of Advances available against Eligible Accounts (as determined by Bank in its good faith business discretion), Borrower shall immediately pay to Bank the excess and, in connection with same, hereby irrevocably authorizes Bank to debit any account of Borrower maintained by Borrower with Bank or any of Bank’s Affiliates for the amount of such excess.

2.1.2 Growth Capital Advances.

(a) Availability. Subject to the terms and conditions of this Agreement, Borrower may request that Bank make certain growth capital advances (each a “Growth Capital Advance” and, collectively, the “Growth Capital Advances”) available to Borrower until the Growth Capital Commitment Date, in an aggregate amount not to exceed the Growth Capital Commitment. Each Growth Capital Advance, other than the final Growth Capital Advance, must be in an amount of not less than Two Million Five Hundred Thousand Dollars ($2,500,000), After repayment, no Growth Capital Advance may be reborrowed.

(b) Procedures for Borrowing. Borrower will deliver a completed Payment/Advance Form with each request for a Growth Capital Advance. On the Funding Date, if Borrower satisfies the conditions hereunder, Bank shall disburse such Growth Capital Advance by transfer to the Designated Deposit Account. Bank may rely on information set forth in, or provided with, the Payment/Advance Form. Bank may make the Growth Capital Advance under this Agreement based on instructions from a Responsible Officer or his or her designee. Bank may rely on any telephone notice given by a person whom Bank reasonably believes is a Responsible Officer or designee. Borrower shall indemnify Bank for any loss Bank suffers due to such reliance.

(c) Repayment.

(i) Interest Only Payments. For each Growth Capital Advance, Borrower shall make monthly payments of interest-only commencing on the first (1st) Business Day of the first (1st) month following the month in which the Funding Date occurs with respect to a Growth Capital Advance and continuing thereafter during the Interest-Only Period on the first (1st) Business Day of each successive month.

(ii) Principal and Interest Payments. For each Growth Capital Advance, Borrower shall make thirty-six (36) consecutive equal monthly payments of principal and interest each in an amount which would fully amortize the outstanding Growth Capital Advances, as of the Conversion Date, over the Growth Capital Repayment Period (the “Growth Capital Scheduled Payment”), which payment shall commence on July 1, 2014 (the “Conversion Date”). All unpaid principal and accrued and unpaid interest on the Growth Capital Advances is due and payable in full on the Growth Capital Maturity Date.

(d) Prepayment.

(i) Mandatory Prepayment Upon an Acceleration. If the Growth Capital Advances are accelerated following the occurrence of an Event of Default or otherwise, Borrower shall immediately pay to Bank an amount equal to the sum of (i) all outstanding principal with respect to the Growth Capital Advances, plus accrued and unpaid interest thereon, (ii) the Final Payment, (iii) the Make-Whole Premium, and (iv) all other sums, if any, that shall have become due and payable hereunder in connection with the Growth Capital Advances.

(ii) Permitted Prepayment. So long as an Event of Default has not occurred and is not continuing, Borrower shall have the option to prepay all, but not less than all, of the Growth Capital Advances advanced by Bank under this Agreement, provided Borrower (i) delivers written notice to Bank of its election to prepay the Growth Capital Advances at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of such prepayment (a) all outstanding principal with respect to the Growth Capital Advances, plus accrued and unpaid interest thereon, (b) the Final Payment, (c) the Make-Whole Premium, and (d) all other sums, if any, that shall have become due and payable hereunder in connection with the Growth Capital Advances.

(e) Interest on the Growth Capital Advances. Subject to Section 2.1.2(f), the principal amount outstanding for each Growth Capital Advance shall accrue interest at a fixed per annum rate equal to four and one half of one percent (4.5%), which interest shall be payable monthly.

(f) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points (5.00%) above the rate that is otherwise applicable thereto (the “Growth Capital Default Rate”) unless the Bank otherwise elects from time to time in its sole discretion to impose a smaller increase. Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Growth Capital Advances. Payment or acceptance of the increased interest rate provided in this Section 2.1.2(f) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

(g) Final Payment. On the earlier of (i) the Growth Capital Maturity Date or (ii) when due in accordance with Section 2.1.2(d), Borrower shall pay, in addition to the outstanding principal, accrued and unpaid interest, and all other amounts due on such date with respect to the Growth Capital Advances, an amount equal to the Final Payment.

(h) Computation; 360-Day Year. In computing interest for Growth Capital Advances, the Funding Date shall be included and the date of payment shall be excluded; provided, however, that if any Growth Capital Advance is repaid on the same day on which it is made, such day shall be included in computing interest on such Growth Capital Advance. Interest shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

(i) Debit of Accounts. For each Growth Capital Scheduled Payment, Bank may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

(j) Interest Payment Date. Unless otherwise provided, interest is payable monthly on the first (1st) calendar day of each month.

(k) Payments; Application of Payments.

(i) All payments (including prepayments) to be made by Borrower in connection with the Growth Capital Advances under any Loan Document shall be made in immediately available funds in U.S. Dollars, without setoff or counterclaim, before 12:00 p.m. Pacific time on the date when due. Payments of principal and/or interest received after 12:00 p.m. Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.

(ii) Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement in connection with the Growth Capital Advances when any such allocation or application is not specified elsewhere in this Agreement.

2.2 Collections, Finance Charges, Remittances and Fees. The Obligations shall be subject to the following fees and Finance Charges. Unpaid fees and Finance Charges may, in Bank’s discretion, accrue interest at the then highest rate applicable to the Obligations.

2.3 Collections. At all times that Borrower is Borrowing Base Eligible and the amount of Advances available against Eligible Accounts (as determined by Bank in its good faith business discretion) exceeds the outstanding principal amount of the Advances, Bank shall credit Collections deposited into the Lockbox to the Designated Deposit Account. At all other times, Collections will be credited to the Financed Receivable Balance for such Financed Receivable, but if there is an Event of Default, Bank may apply Collections to the Obligations in any order it chooses. If Bank receives a payment for both a Financed Receivable and a non-Financed Receivable, the funds will first be applied to the Financed Receivable and, if there is no Event of Default then existing, the excess will be remitted to Borrower, subject to Section 2.8 of this Agreement.

2.4 Facility Fee. A fully earned, non-refundable facility fee of Twenty Thousand Dollars ($20,000) (the “Facility Fee”) shall be payable by Borrower to Bank as follows: (i) the first (1st) installment of Ten Thousand Dollars ($10,000) is due upon the Effective Date, and (ii) the second (2nd) installment of Ten Thousand Dollars ($10,000) is due upon the first (1st) anniversary of the Effective Date.

2.5 Finance Charges. In computing Finance Charges on the Obligations under this Agreement, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations upon Bank’s receipt of the Collections. Borrower will pay a finance charge (the “Finance Charge”) on the Financed Receivable Balance which is equal to the Applicable Rate divided by three hundred sixty (360) multiplied by the number of days each such Financed Receivable is outstanding multiplied by the outstanding Financed Receivable Balance. The Finance Charge is payable when the Advance made based on such Financed Receivable is repaid in accordance with Section 2.11 of this Agreement; provided, however, when Borrower is Borrowing Base Eligible, all Finance Charges shall be payable monthly on the first (1st) calendar day of each Reconciliation Period for the prior Reconciliation Period. Immediately upon the occurrence of an Event of Default, the Applicable Rate will increase an additional five percent (5.0%) per annum.

2.6 Accounting. After each Reconciliation Period, Bank will provide Borrower with an accounting of the transactions for that Reconciliation Period, including the amount of all Financed Receivables, all Collections, Adjustments, Finance Charges, and the Facility Fee. If Borrower does not object to the accounting in writing within thirty (30) days it shall be considered accurate. All Finance Charges and other interest and fees are calculated on the basis of a three hundred sixty (360) day year and actual days elapsed.

2.7 Deductions. Bank may deduct fees, Bank Expenses, Finance Charges, Advances which become due pursuant to Section 2.11 of this Agreement, and other amounts due pursuant to this Agreement from any Advances made or Collections received by Bank.

2.8 Lockbox; Account Collection Services.

(a) Borrower shall direct each Account Debtor (and each depository institution where proceeds of Accounts are on deposit) to remit payments with respect to the Accounts to a lockbox account established with Bank or to wire transfer payments to a cash collateral account that Bank controls (collectively, the “Lockbox”). It will be considered an immediate Event of Default if the Lockbox is not established and operational on the Effective Date and at all times thereafter until such Lockbox is established and operational.

(b) Upon receipt by Borrower of any proceeds of Accounts, Borrower shall immediately transfer and deliver same to Bank, along with a detailed cash receipts journal.

(c) Provided no Event of Default exists or an event that with notice or lapse of time will be an Event of Default, within three (3) days of receipt of any proceeds of the Accounts by Bank (whether received by Bank in the Lockbox, directly from Borrower, or otherwise), Bank will turn over to Borrower such proceeds, other than (i) Collections applied by Bank pursuant to Section 2.3 of this Agreement and (ii) such proceeds which shall be used by Bank to repay any other amounts due to Bank, such as the Finance Charge, the Facility Fee, and Bank Expenses; provided, however, Bank may hold any proceeds of the Accounts (whether received by Bank in the Lockbox, directly from Borrower, or otherwise and whether or not in respect of Financed Receivables) as a reserve until the end of the applicable Reconciliation Period if Bank, in its good faith business discretion, determines that other Financed Receivable(s) may no longer qualify as an Eligible Account at any time prior to the end of the subject Reconciliation Period.

(d) This Section 2.8 does not impose any affirmative duty on Bank to perform any act other than as specifically set forth herein. All Accounts and the proceeds thereof are Collateral, and if an Event of Default occurs, Bank may, without notice but subject to the terms of this Agreement, apply the proceeds of such Accounts to the Obligations.

2.9 Bank Expenses. Borrower shall pay all Bank Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement, which attorneys’ fees and expenses shall not exceed Ten Thousand Dollars ($10,000) plus expenses) incurred through and after the Effective Date, when due.

2.10 Good Faith Deposit. Borrower has paid to Bank a deposit of Twenty Thousand Dollars ($20,000) (the “Good Faith Deposit”) to initiate Bank’s due diligence review process. Any portion of the Good Faith Deposit not utilized to pay Bank Expenses will be applied to the Facility Fee.

2.11 Repayment of Obligations; Adjustments.

2.11.1 Repayment. Borrower will repay each Advance on the earliest of: (a) the date on which payment is received of the Financed Receivable with respect to which the Advance was made, (b) the date on which the Financed Receivable is no longer an Eligible Account, (c) the date on which any Adjustment is asserted to the Financed Receivable (but only to the extent of the Adjustment if the Financed Receivable otherwise remains an Eligible Account), (d) the date on which there is a breach of any representation or warranty in Section 5.3 of this Agreement or of any covenant in the Loan Documents, or (e) the Account Advance Maturity Date (including any early termination). Each payment will also include all accrued Finance Charges with respect to such Advance and all other amounts then due and payable hereunder. Notwithstanding the foregoing, at any time that Borrower is Borrowing Base Eligible, (x) Borrower will repay each Advance on the earliest to occur of (i) the Maturity Date (including any early termination), or (ii) when required to be repaid under Section 2.1.1(i); and (y) at any time that the aggregate outstanding principal amount of the Advances exceeds the amount of Advances available against Eligible Accounts (as determined by Bank in its good faith business discretion), Borrower shall immediately pay to Bank the excess.

2.11.2 Repayment on Event of Default. When there is an Event of Default, Borrower will, if Bank demands (or, upon the occurrence of an Event of Default under Section 8.5 of this Agreement, immediately without notice or demand from Bank) repay all of the Obligations. The demand may, at Bank’s option, include the Advance for each Financed Receivable then outstanding and all accrued Finance Charges, the Early Termination Fee, reasonable attorneys’ and professional fees, court costs and expenses, Bank Expenses and any other Obligations.

2.11.3 Debit of Accounts. Bank may debit any of Borrower’s deposit accounts for payments or any amounts Borrower owes Bank hereunder. Bank shall promptly notify Borrower when it debits Borrower’s accounts. These debits shall not constitute a set-off.

2.12 Power of Attorney. Borrower irrevocably appoints Bank and its successors and assigns as attorney-in-fact and authorizes Bank and its successor and assigns, to: (a) following the occurrence of an Event of Default, (i) sell, assign, transfer, pledge, compromise, or discharge all or any part of the Financed Receivables; (ii) demand, collect, sue, and give releases to any Account Debtor for monies due and compromise, prosecute, or defend any action, claim, case or proceeding about the Financed Receivables, including filing a claim or voting a claim in any bankruptcy case in Bank’s or Borrower’s name, as Bank chooses; and (iii) prepare, file and sign Borrower’s name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics’ lien or similar document; and (b) regardless of whether an Event of Default has occurred and is continuing, (i) notify all Account Debtors to pay Bank directly; (ii) receive, open, and dispose of mail addressed to Borrower sent to the Lockbox; (iii) endorse Borrower’s name on checks or other instruments (to the extent necessary to pay amounts owed pursuant to any of the Loan Documents); and (iv) execute on Borrower’s behalf any instruments, documents, financing statements to perfect Bank’s interests in the Financed Receivables and Collateral and do all acts and things necessary or prudent, as determined solely and exclusively by Bank, to protect or preserve, Bank’s rights and remedies under the Loan Documents, as directed by Bank.

3. CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Credit Extension. Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

(a) the Loan Documents;

(b) the Warrant;

(c) the SVB Control Agreement and any other Control Agreement required by Bank;

(d) Borrower’s Operating Documents and a good standing certificate of Borrower certified by the Secretary of State of the State of Delaware as of a date no earlier than thirty (30) days prior to the Effective Date;

(e) the completed and executed Borrowing Resolutions for Borrower;

(f) certified copies, dated as of a recent date, of financing statement searches, as Bank shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(g) the Perfection Certificate of Borrower, together with the duly executed original signature thereto;

(h) a copy of its Investors’ Rights Agreement and any amendments thereto;

(i) evidence satisfactory to Bank that the insurance policies required by Section 6.4 of this Agreement are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank;

(j) prior to the initial Advance, the completion of an initial audit of the Collateral and Borrower’s Books with results satisfactory to Bank in its sole and absolute discretion; and

(k) payment of the fees and Bank Expenses then due as specified in Section 2.9 of this Agreement.

3.2 Conditions Precedent to all Credit Extensions. Bank’s agreement to make each Credit Extension, including the initial Credit Extension, is subject to the following:

(a) (i) with respect to Advances, receipt of the Invoice Transmittal and at all times Borrower is Borrowing Base Eligible, a Borrowing Base Certificate, and (ii) with respect to all other Credit Extensions, a Payment/Advance Form;

(b) Bank shall have (at its option) conducted the confirmations and verifications as described in Section 2.1.1(d) of this Agreement;

(c) each of the representations and warranties in this Agreement shall be true, accurate, and complete on the date of the Invoice Transmittal or Payment/Advance Form (as applicable), on the date of the Borrowing Base Certificate, and on the Funding Date of each Credit Extension and no Event of Default shall have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete; and

(d) in Bank’s sole discretion, there has not been any material impairment in the general affairs, management, results of operation, financial condition or the prospect of repayment of the Obligations, or any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank.

3.3 Covenant to Deliver. Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in Bank’s sole discretion.

4. CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein shall be and shall at all times continue to be a first priority perfected security interest in the Collateral subject only to Permitted Liens. If Borrower shall at any time acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that may have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time Bank shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower. In the event (a) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (b) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to 105% (110% if the Dollar Equivalent is denominated in Foreign Currency) of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.

4.2 Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder. Any such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion.

5. REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1 Due Organization and Authorization. Borrower and each of its Subsidiaries are duly existing and in good standing as Registered Organizations in their respective jurisdictions of formation and are qualified and licensed to do business and are in good standing in any other jurisdiction in which the conduct of their respective business or ownership of property requires that they be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Bank a completed certificate signed by Borrower, entitled Perfection Certificate (the “Perfection Certificate”). Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, corporate structure, organizational type, or any organizational number assigned by its jurisdiction;

and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement).

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could have a material adverse effect on Borrower’s business.

5.2 Collateral. Borrower has good title to, has rights in, and the power to transfer, each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no deposit accounts other than the deposit accounts with Bank, the deposit accounts, if any, described in the Perfection Certificate delivered to Bank in connection herewith, or of which Borrower has given Bank notice and taken such actions as are necessary to give Bank a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors. All Inventory is in all material respects of good and marketable quality, free from material defects.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. None of the components of the Collateral are currently being maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2 of this Agreement.

Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers, resellers and/or distributors in the ordinary course of business, (b) over-the-counter software that is commercially available to the public, and (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate. Each Patent which it owns or purports to own and which is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to have a material adverse effect on Borrower’s business. Except as noted on the Perfection Certificate, Borrower is not a party to, nor is it bound by, any Restricted License.

5.3 Financed Receivables. Borrower represents and warrants for each Financed Receivable:

(a) Such Financed Receivable is an Eligible Account;

(b) Borrower is the owner of and has the legal right to sell, transfer, assign and encumber such Financed Receivable;

(c) The correct amount is on the Invoice Transmittal and is not disputed;

(d) Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;

(e) Such Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;

(f) There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

(g) Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

(h) Borrower has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

(i) Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral; and

(j) No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

5.4 Litigation. There are no actions or proceedings pending or, to the knowledge of Borrower’s Responsible Officers, threatened in writing by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change.

5.5 No Material Deviation in Financial Statements and Deterioration in Financial Condition. All consolidated financial statements for Borrower and any Subsidiary delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6 Solvency. The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8 Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.9 Tax Returns and Payments; Pension Contributions. Borrower and each Subsidiary have timely filed all required tax returns and reports, and Borrower and each Subsidiary have timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each Subsidiary. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Bank in writing of the commencement of, and any material development in, the proceedings and (c) posts bonds or takes any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10 Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that any projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

6. AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance.

(a) Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Bank in all of its property. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Bank.

(c) Deliver to Bank, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material adverse effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

6.2 Financial Statements, Reports, Certificates.

(a) Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each Reconciliation Period, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank (it being understood that Ernst & Young LLP, the Company’s auditor as of the Effective Date is acceptable to Bank); (iii) within ten (10) days of filing, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the SEC; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Two Hundred Fifty Thousand Dollars ($250,000.00) or more; (v) as soon as available, but no later than thirty (30) days after approval by Borrower’s Board of Directors, annual financial projections for the following fiscal year approved by Borrower’s Board of Directors and commensurate in form and substance with those provided to Borrower’s venture capital investors, together with any related business forecasts used in the preparation of such annual financial plans and projections; and (vi) budgets, sales projections, operating plans or other financial information reasonably requested by Bank.

(b) Within thirty (30) days after the last day of each Reconciliation Period, deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit B.

(c) Allow Bank to inspect the Collateral and audit and copy Borrower’s Books, including, but not limited to, Borrower’s Accounts, upon reasonable notice to Borrower; provided, however, that Borrower shall not be obligated pursuant to this Section 6.2 to provide access to any information the disclosure of which would adversely affect the attorney-client privilege between Borrower and its counsel. Such inspections or audits shall be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be Eight Hundred Fifty Dollars ($850) per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedule the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of One Thousand Dollars ($1,000) plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling. After the occurrence of an Event of Default, Bank may audit Borrower’s Collateral at Borrower’s expense, including, but not limited to, Borrower’s Accounts as frequently as Bank deems necessary at Borrower’s expense and at Bank’s sole and exclusive discretion, without notification to and authorization from Borrower.

(d) Upon Bank’s request, provide a written report on any Financed Receivable, where payment of such Financed Receivable does not occur by its due date and include (to the extent known by Borrower) the reasons for the delay.

(e) Provide Bank with, as soon as available, but no later than thirty (30) days following each Reconciliation Period, an aged listing of accounts receivable and accounts payable by invoice date, in form and detail acceptable to Bank.

(f) Provide Bank with, as soon as available, but no later than thirty (30) days following each Reconciliation Period, a Deferred Revenue report (if applicable), in form and detail acceptable to Bank.

(g) Provide Bank prompt written notice of (i) any material change in the composition of the Intellectual Property, and (ii) Borrower’s knowledge of an event that could reasonably be expected to materially and adversely affect the value of the Intellectual Property.

(h) At all times that Borrower is Borrowing Base Eligible and any Advances are outstanding, provide Bank within thirty (30) days following each Reconciliation Period, a Borrowing Base Certificate signed by a Responsible Officer of Borrower.

6.3 Taxes. Make, and cause each Subsidiary to make, timely payment of all foreign, federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to such payments.

6.4 Insurance. Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location, and as Bank may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are reasonably satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as the sole lender loss payee and waive subrogation against Bank, and all liability policies shall show, or have endorsements showing, Bank as an additional insured. All policies (or the lender loss payable and additional insured endorsements) shall provide that the insurer must give Bank at least twenty (20) days notice before canceling, amending, or declining to renew its policy. At Bank’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank’s option, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under this Section 6.4 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.4, and take any action under the policies Bank deems prudent.

6.5 Accounts.

(a) To permit Bank to monitor Borrower’s financial performance and condition, (i) maintain Borrower’s primary depository and operating accounts and securities accounts with Bank and Bank’s Affiliates and (ii) conduct all foreign exchange transactions and letters of credit with Bank.

(b) Provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to (i) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such or (ii) Borrower’s account at Wells Fargo Bank described on the Perfection Certificate provided that such account is closed on or before July 15, 2013.

6.6 Inventory; Returns; Notices of Adjustments. Keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its Account Debtors shall follow Borrower’s customary practices as they exist at the Effective Date. If, at any time during the term of this Agreement, any Account Debtor asserts an Adjustment in excess of One Hundred Thousand Dollars ($100,000), Borrower issues a credit memorandum, or any representation, warranty or covenant set forth in this Agreement or the other Loan Documents is no longer true in all material respects, Borrower will promptly advise Bank.

6.7 Protection of Intellectual Property Rights.

(a) (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property material to Borrower’s business; (ii) promptly advise Bank in writing of material infringements of its Intellectual Property material to Borrower’s business of which Borrower has knowledge; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.

(b) Provide written notice to Bank within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public). Borrower shall take such commercially reasonable steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents.

6.8 Litigation Cooperation. From the Effective Date and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s Books, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

6.9 Further Assurances. Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement.

7. NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent.

7.1 Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment; (c) in connection with Permitted Liens and Permitted Investments; and (d) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business.

7.2 Changes in Business, Management, Ownership, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) (i) have a change in the Chief Executive Officer unless Borrower’s Board of Directors appoints a new Chief Executive Officer within one hundred eighty (180 days); or

(ii) enter into any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than forty-nine percent (49%) of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Bank the venture capital investors prior to the closing of the transaction and provides to Bank a description of the material terms of the transaction).

Borrower shall not, without at least thirty (30) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Fifty Thousand Dollars ($50,000) in Borrower’s assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, (5) change any organizational number (if any) assigned by its jurisdiction of organization, or (6) deliver any portion of the Collateral to a bailee, unless (i) such bailee location contains less than Fifty Thousand Dollars ($50,000) in Borrower’s assets or property and (ii) Bank and such bailee are parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral.

Borrower hereby agrees upon Borrower adding any new office or business location, including any warehouse, Borrower will cause its landlord to enter into a landlord consent in favor of Bank prior to such new office or business location containing Twenty Thousand Dollars ($20,000) of Collateral.

Borrower hereby agrees that prior to Borrower delivering any Collateral to a bailee, Borrower shall cause such bailee to execute and deliver a bailee agreement in form and substance satisfactory to Bank.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 of this Agreement and the definition of “Permitted Liens” herein.

7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.5 of this Agreement.

7.7 Distributions; Investments. (a) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (b) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof and make payments in cash in lieu of the issuance of any fractional shares upon such conversion or exchange; and (ii) Borrower may repurchase the capital stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided that the aggregate amount of all such repurchases does not exceed one Hundred Thousand Dollars ($100,000) per fiscal year.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount owed by Borrower thereof, shorten the maturity thereof, increase the rate of interest applicable thereto or adversely affect the subordination thereof to Obligations owed to Bank.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, each as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

8. EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Borrower fails to pay any of the Obligations when due;

8.2 Covenant Default. Borrower fails or neglects to perform any obligation in Section 2.8 or Section 6 of this Agreement or violates any covenant in Section 7 of this Agreement or fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement, any Loan Documents and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, grace and cure periods provided under this Section 8.2 shall not apply to financial covenants or any other covenants that are required to be satisfied, completed or tested by a date certain;

8.3 Investor Abandonment; Lien Priority. (a) Bank determines, in its good faith business judgment, that it is the clear intention of Borrower’s investors to not continue to fund the Borrower in the amounts and timeframe necessary to enable Borrower to satisfy the Obligations as they become due and payable; or (b) there is a material impairment in the priority of Bank’s security interest in the Collateral.

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary) on deposit or otherwise maintained with Bank or any Bank Affiliate, or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any material part of its business;

8.5 Insolvency. (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within thirty (30) days (but no Credit Extensions shall be made while any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6 Other Agreements. There is, under any agreement to which Borrower is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000); or (b) any default by Borrower, the result of which could result in a Material Adverse Change to Borrower’s business;

8.7 Judgments. One or more final judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Fifty Thousand Dollars ($250,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and the same are not, within ten (10) days after the entry thereof; discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the discharge, stay, or bonding of such judgment, order, or decree);

8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement; or

8.10 Governmental Approvals. Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower or any of its Subsidiaries to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction.

9. BANK’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. When an Event of Default occurs and continues beyond any applicable grace period Bank may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 of this Agreement occurs, all Obligations are immediately due and payable without any action by Bank);

(b) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c) for any Letters of Credit, demand that Borrower (i) deposit cash with Bank in an amount equal to one hundred five percent (105%) (one hundred ten percent (110%) if the Dollar Equivalent is denominated in Foreign Currency) of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

(d) terminate any FX Contracts;

(e) settle or adjust disputes and claims directly with Account Debtors for amounts, on terms and in any order that Bank considers advisable and notify any Person owing Borrower money of Bank’s security interest in such funds and verify the amount of such account. Borrower shall collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the Account Debtor, with proper endorsements for deposit;

(f) make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

(g) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(h) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i) place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j) demand and receive possession of Borrower’s Books; and

(k) exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2 Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.4 of this Agreement or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.3 Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.4 No Waiver; Remedies Cumulative. Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election and shall not preclude Bank from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.5 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10. NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Bank or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	Tintri, Inc.
201 Ravendale Drive
Mountain View, California 94043
Attn:
Email:

If to Bank:	Silicon Valley Bank
2400 Hanover Street
Palo Alto, California 94304
Attn:
Fax:
Email:

11. CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided to Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure

Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

12. GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents (other than the Warrant, as to which assignment, transfer and other such actions are governed by the terms of the Warrant).

12.2 Indemnification. Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or expenses (including Bank Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Bank and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

12.3 Right of Set-Off. Borrower hereby grants to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties.

12.6 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.7 Amendments in Writing; Waiver; Integration. No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.

12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9 Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied. Without limiting the foregoing, except as otherwise provided in Section 4.1, the grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements. The obligation of Borrower in Section 12.2 of this Agreement to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.10 Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Bank, collectively, “Bank Entities”); (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use its best efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this Section 12.10); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain (other than as a result of its disclosure by Bank in violation of this Agreement) after disclosure to Bank; or (ii) disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank Entities may use anonymous forms of confidential information for aggregate datasets, for analyses or reporting, and for any other uses not expressly prohibited in writing by Borrower. The provisions of the immediately preceding sentence shall survive termination of this Agreement.

12.11 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.12 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.13 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.14 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.15 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

13. DEFINITIONS

13.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Advance Maturity Date” is May 14, 2015.

“Account Debtor” is as defined in the Code and shall include, without limitation, any person liable on any Financed Receivable, such as, a guarantor of the Financed Receivable and any issuer of a letter of credit or banker’s acceptance.

“Adjustments” are all discounts, allowances, returns, recoveries, disputes, claims of any kind (including, without limitation, counterclaims or warranty claims), offsets, defenses, rights of recoupment, rights of return, or short payments, asserted by or on behalf of any Account Debtor for any Financed Receivable.

“Advance” is defined in Section 2.1.1 of this Agreement.

“Advance Rate” is eighty percent (80.0%), net of any offsets related to each specific Account Debtor, or such other percentage as Bank establishes under Section 2.1.1 of this Agreement.

“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners, and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble of this Agreement.

“Applicable Rate” is a per annum rate equal to (a) the Prime Rate plus thirty-five hundredths of one percent (0.35%) at all times that Borrower is Borrowing. Base Eligible, and (b) the Prime Rate plus one and three quarters of one percent (1.75%) at all other times.

“Bank” is defined in the preamble of this Agreement.

“Bank Entities” is defined in Section 12.10 of this Agreement.

“Bank Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“Borrower” is defined in the preamble of this Agreement.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Base Certificate” is that certain certificate in the form attached hereto as Exhibit E.

“Borrowing Base Eligible” means at such times that Borrower’s Net Cash is equal to or greater than Five Million Dollars ($5,000,000); provided, however, that Borrower shall not be Borrowing Base Eligible during the continuance of an Event of Default. At any time that Borrower’s Net Cash is less than Five Million Dollars ($5,000,000), Borrower will not be Borrowing Base Eligible until such time as Bank confirms that (a) Borrower’s Net Cash is equal to or greater than Five Million Dollars ($5,000,000) as of such date and (b) Borrower’s Net Cash was equal to or greater than Five Million Dollars ($5,000,000) at all times during the immediately preceding two (2) Reconciliation Periods.

“Borrowing Resolutions” are, with respect to any Person, those resolutions substantially in the form attached hereto as Exhibit C.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; and (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue.

“Chief Executive Officer” is Borrower’s Chief Executive Officer, who is Kieran Harty as of the Effective Date.

“Claims” is defined in Section 12.2 of this Agreement.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Collections” are all funds received by Bank from or on behalf of an Account Debtor for Financed Receivables.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is attached hereto as Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Collateral Account.

“Conversion Date” is defined in Section 2.1.2(c) of this Agreement.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Advance, Growth Capital Advance or any other extension of credit by Bank for Borrower’s benefit under this Agreement.

“Deferred Revenue” is all amounts received or invoiced, as appropriate, in advance of performance under contracts and not yet recognized as revenue.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account number                      maintained with Bank.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Early Termination Fee” is defined in Section 2.1.1(f) of this Agreement.

“Effective Date” is defined in the preamble of this Agreement.

“Eligible Accounts” are billed Accounts in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3 of this Agreement, have been, at the option of Bank, confirmed in accordance with Section 2.1.1(d) of this Agreement, and are due and owing from Account Debtors deemed creditworthy by Bank in its sole discretion. Without limiting the fact that the determination of which Accounts are eligible hereunder is a matter of Bank discretion in each instance, Eligible Accounts shall not include the following Accounts (which listing may be amended or changed in Bank’s discretion with notice to Borrower):

(a) Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(b) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;

(c) Accounts owing from an Account Debtor which does not have its principal place of business in the United States unless otherwise approved by Bank in writing on a case-by-case basis in its sole discretion;

(d) Accounts billed and/or payable outside of the United States unless otherwise approved by Bank in writing on a case-by-case basis in its sole discretion;

(e) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;

(f) Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

(g) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;

(h) Accounts owing from an Account Debtor where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings), other than prepaid support and maintenance agreements with termination dates twelve (12) months or less from the date of the invoice;

(i) Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);

(j) Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);

(k) Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;

(l) Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank, Borrower, and the Account Debtor have entered into an agreement acceptable to Bank in its sole discretion wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);

(m) Accounts for which the Account Debtor has not been invoiced;

(n) Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;

(o) Accounts subject to chargebacks or other payment deductions taken by an Account Debtor;

(p) Accounts arising from product returns and/or exchanges (sometimes called “warranty” or “RMA” accounts);

(q) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(r) Accounts owing from an Account Debtor, in which fifty percent (50%) or more of the Accounts of such Account Debtor have not been paid within ninety (90) days of invoice date;

(s) (i) unless Borrower is Borrowing Base Eligible, Accounts owing from an Account Debtor with respect to which Borrower has received Deferred Revenue for support and maintenance contracts (“Maintenance and Support Deferred Revenue”) with termination dates more than twelve (12) months from the date of the invoice (but only to the extent of such Deferred Revenue); and (ii) at all times, Accounts owing from an Account Debtor with respect to which Borrower has received Deferred Revenue other than Maintenance and Support Deferred Revenue (but only to the extent of such Deferred Revenue);

(t) Accounts for which Bank in its good faith business judgment determines collection to be doubtful, including, without limitation, accounts represented by “refreshed” or “recycled” invoices; and

(u) Accounts subject to privileged attorney client communication.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Events of Default” are set forth in Section 8 of this Agreement.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Facility Amount” is Eight Million Four Hundred Thirty-Seven Thousand Five Hundred Dollars ($8,437,500).

“Facility Fee” is defined in Section 2.4 of this Agreement.

“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal and accrued interest) equal to four percent (4%) of the aggregate original principal amount of all Growth Capital Advances.

“Finance Charges” is defined in Section 2.5 of this Agreement.

“Financed Receivables” are all those Eligible Accounts, including their proceeds which Bank finances and makes an Advance, as set forth in Section 2.1.1 of this Agreement. A Financed Receivable stops being a Financed Receivable (but remains Collateral) when the Advance made for the Financed Receivable has been fully paid.

“Financed Receivable Balance” is the total outstanding gross face amount, at any time, of any Financed Receivable.

“Foreign Currency” means lawful money of a country other than the United States.

“Funding Date” is any date which a Credit Extension is made to or on account of Borrower which shall be a Business Day.

“FX Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination,

“Good Faith Deposit” is defined in Section 2.10 of this Agreement.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Growth Capital Advance” is defined in Section 2.1.2(a) of this Agreement.

“Growth Capital Commitment” is Five Million Dollars ($5,000,000).

“Growth Capital Commitment Date” is the earlier to occur of (a) an Event of Default or (b) June 30, 2014.

“Growth Capital Default Rate” is defined in Section 2.1.2(f) of this Agreement.

“Growth Capital Maturity Date” is, for each Growth Capital Advance, June 1, 2017.

“Growth Capital Repayment Period” is a period of time equal to thirty-six (36) consecutive months,

“Growth Capital Scheduled Payment” is defined in Section 2.1.2(c)(ii) of this Agreement.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.2 of this Agreement.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all of Borrower’s right, title, and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to a Borrower;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Interest-Only Period” means, for each Growth Capital Advance, the period commencing on the first (1st) calendar day of the month immediately following the Funding Date of a Growth Capital Advance and continuing through the Growth Capital Commitment Date.

“Inventory” is all “inventory” as defined in the Code in effect on the Effective Date with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“Invoice Transmittal” shows Eligible Accounts which Bank may finance and, for each such Account, includes the Account Debtor’s, name, address, invoice amount, invoice date and invoice number.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement, the Warrant, the Perfection Certificate, any Bank Services Agreement, the SVB Control Agreement, the Borrowing Resolutions, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Lockbox” is defined in Section 2.8 of this Agreement.

“Make-Whole Premium” is an amount equal to two percent (2.0%) of the original principal amount of the Growth Capital Advances.

“Material Adverse Change” is: (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Net Cash” is the sum of (a) all of Borrower’s deposits, unrestricted cash and short-term investments all held at or through Bank less (b) outstanding Advances.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents (other than the Warrant), or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents (other than the Warrant).

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Payment/Advance Form” is that certain form attached hereto as Exhibit D.

“Perfection Certificate” is defined in Section 5.1 of this Agreement.

“Permitted Indebtedness” is:

(a) Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b) Indebtedness existing on the Effective Date which is shown on the Perfection Certificate;

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder; and

(g) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date which are shown on the Perfection Certificate (but specifically excluding any future Investments in any Subsidiaries unless otherwise permitted hereunder);

(b) Investments consisting of Cash Equivalents;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d) Investments consisting of deposit accounts in which Bank has a first priority perfected security interest;

(e) Investments accepted in connection with Transfers permitted by Section 7.1 of this Agreement;

(f) Investments (i) by Borrower in Subsidiaries not to exceed Fifty Thousand Dollars ($50,000) in the aggregate in any fiscal year and (ii) by Subsidiaries in other Subsidiaries not to exceed Fifty Thousand Dollars ($50,000) in the aggregate in any fiscal year or in Borrower;

(g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors;

(h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

(i) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (i) shall not apply to Investments of Borrower in any Subsidiary; and

(j) other Investments not otherwise permitted by Section 7.7 not exceeding Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate outstanding at any time.

“Permitted Liens” are:

(a) Liens existing on the Effective Date which are shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g) leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest therein;

(h) non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business;

(i) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7 of this Agreement; and

(j) Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that Bank has a first priority perfected security interest in the amounts held in such deposit and/or securities accounts.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Bank, the “Prime Rate” shall mean the rate of interest per annum announced by Bank as its prime rate in effect at its principal office in the State of California (such Bank announced Prime Rate not being intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors).

“Reconciliation Period” is each calendar month.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Restricted License” is any license or other agreement with respect to which Borrower is the licensee and such license or agreement is material to Borrower’s business and (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with Bank’s right to sell any Collateral.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

“SVB Control Agreement” is that certain Securities Account Control Agreement by and among SVB Securities, Apex Clearing Corporation, Borrower, and Bank of even date herewith.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transfer” is defined in Section 7.1 of this Agreement.

“Warrant” is that certain Warrant to Purchase Stock dated the Effective Date executed by Borrower in favor of Bank, as amended, modified or restated from time to time.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER

TINTRI, INC.

By:	/s/ Kieran Harty
Name:	Kieran Harty
Title:	CEO

BANK

SILICON VALLEY BANK

By:	/s/ Jennifer Zamudio
Name:	Jennifer Zamudio
Title:	V.P.

[Signature Page to Loan and Security Agreement]

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following:

All goods, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including payment intangibles), accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyrights (including computer programs, blueprints and drawings), copyright applications, copyright registration and like protection in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any design rights; any patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, trademarks, servicemarks and applications therefor, whether registered or not; or any Intellectual Property, except that the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

Pursuant to the terms of a certain negative pledge arrangement with Bank, Borrower has agreed not to encumber any of its Intellectual Property without Bank’s prior written consent.

EXHIBIT B

SPECIALTY FINANCE DIVISION

Compliance Certificate

I, an authorized officer of TINTRI, INC. (“Borrower”) certify under the Loan and Security Agreement (as amended, the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows for the period ending                      (all capitalized terms used herein shall have the meaning set forth in this Agreement):

Borrower represents and warrants for each Financed Receivable:

Each Financed Receivable is an Eligible Account;

Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;

The correct amount is on the Invoice Transmittal and is not disputed;

Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;

Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;

There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

Borrower has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

Additionally, Borrower represents and warrants as follows:

Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

A/R & A/P Agings	Monthly within 30 days	Yes No

Deferred Revenue (if applicable)	Monthly within 30 days	Yes No

Borrowing Base Certificate (if Borrowing Base Eligible and any Advances are outstanding)	Monthly within 30 days	Yes No

Board Projections	FYE within 30 days of Board Approval	Yes No

Net Cash	Performance Pricing Applicable Rate	Applies	Borrowing Base Eligible
Net Cash ≥ $5,000,000	WSJ Prime + 0.35%	Yes No	Yes

Net Cash < $5,000,000	WSJ Prime + 1.75%	Yes No	No

All other representations and warranties in this Agreement are true and correct in all material respects on this date, and Borrower represents that there is no existing Event of Default.

Sincerely,

TINTRI, INC.

Signature

Title

Date

EXHIBIT C

Borrowing Resolutions

CORPORATE BORROWING CERTIFICATE

BORROWER:	TINTRI, INC.	DATE: MAY , 2013

BANK:	SILICON VALLEY BANK

I hereby certify as follows, as of the date set forth above:

1.	I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below,

2.	Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3.	Attached hereto are true, correct and complete copies of Borrower’s Articles/Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Articles/Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof,

4.	The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Silicon Valley Bank (“Bank”).

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank.

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Issue Warrants. Issue warrants for Borrower’s capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.	The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                           of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By:
Name:
Title:

EXHIBIT D – LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS NOON PACIFIC TIME

Fax To:	Date:
LOAN PAYMENT:
TINTRI, INC.

From Account #	To Account #
(Deposit Account #)	(Loan Account #)
Principal $	and/or Interest $

Authorized Signature:	Phone Number:
Print Name/Title:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this Credit Extension are for an outgoing wire.

From Account #	To Account #
(Loan Account #)	(Deposit Account #)
Amount of Credit Extension $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for a Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:
Print Name/Title:

OUTGOING WIRE REQUEST: Complete only if all or a portion of funds from the Credit Extension above is to be wired. Deadline for same day processing is noon, Pacific Time

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)
Intermediary Bank:	Transit (ABA) #:
For Further Credit to:

Special Instruction:
By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):
Print Name/Title:	Print Name/Title:
Telephone #:	Telephone #:

EXHIBIT E – BORROWING BASE CERTIFICATE

Borrower: TINTRI, INC.

Lender: Silicon Valley Bank

Commitment Amount:         $6,750,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable (invoiced) Book Value as of	$
2.	Additions (Please explain on next page)	$
3.	Less: Intercompany / Employee / Non-Trade Accounts	$
4.	NET TRADE ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5.	90 Days Past Invoice Date	$
6.	Credit Balances over 90 Days	$
7.	Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$
8.	Foreign Account Debtor Accounts	$
9.	Foreign Invoiced and/or Collected Accounts	$
10.	Contra / Customer Deposit Accounts	$
11.	U.S. Government Accounts	$
12.	Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
13.	Accounts with Memo or Pre-Billings	$
14.	Contract Accounts; Accounts with Progress / Milestone Billings	$
15.	Accounts for Retainage Billings	$
16.	Trust / Bonded Accounts	$
17.	Bill and Hold Accounts	$
18.	Unbilled Accounts	$
19.	Non-Trade Accounts (If not already deducted above)	$
20.	Accounts with Extended Term Invoices (Net 90+)	$
21.	Chargebacks Accounts / Debit Memos	$
22.	Product Returns / Exchanges	$
23.	Disputed Accounts; Insolvent Account Debtor Accounts	$
24.	Deferred Revenue (other than Maintenance and Support Deferred Revenue) / Other (Please explain on next page)	$
25.	Concentration Limits	$
26.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

27.	Eligible Accounts (#4 minus #26)	$
28.	ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)	$

BALANCES
29.	Maximum Loan Amount	$
30.	Total Funds Available [Lesser of #28 or #29)]	$
31.	Present balance owing on Line of Credit	$
32.	Outstanding under Sublimits	$
33.	RESERVE POSITION (#30 minus #31 and #32)	$

[Continued on following page.]

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:			BANK USE ONLY

Received by:
AUTHORIZED SIGNER
By:		Date:
	Authorized Signer	Verified:
AUTHORIZED SIGNER

Date:		Date:
		Compliance Status:	Yes No

2

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 28 day of April, 2014, by and between SILICON VALLEY BANK, a California corporation (“Bank”) and TINTRI, INC., a Delaware corporation (“Borrower”).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 14, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) extend the Account Advance Maturity Date, (ii) make a non-formula sublimit available to Borrower, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Section 2.1.1(b) (Maximum Advances). Section 2.1.1(b) of the Loan Agreement is amended by deleting the last sentence thereof its entirety and replacing it with the following:

In addition and notwithstanding the foregoing, the aggregate amount of Advances outstanding at any time may not exceed Fifteen Million Dollars ($15,000,000) minus the outstanding amount of the Non-Formula Loans.

2.2    Section 2.1.1(f) (Early Termination). Section 2.1.1(f) of the Loan Agreement is amended by deleting the second sentence thereof its entirety and replacing it with the following:

If this Agreement is terminated with respect to Advances (A) by Bank in accordance with clause (ii) in the foregoing sentence, or (B) by Borrower for any reason, Borrower shall pay to Bank a non refundable termination fee in an amount equal to One Hundred Fifty Thousand Dollars ($150,000) (the “Early Termination Fee”).

2.3     Section 2.1 (Promise to Pay). Section 2.1 of the Loan Agreement is amended by adding the following after Section 2.1.2 as Section 2.1.3:

2.1.3     Non-Formula Loans.

(a)     Non-Formula Availability. Subject to the terms and conditions of this Agreement, at all times that Borrower is Non-Formula Loan Eligible, Bank may, in its good faith business discretion, make Non-Formula Advances, not exceeding the Non-Formula Amount (the “Non-Formula Loan”). Non-Formula Advances may be repaid at any time and from time to time and, prior to the Account Advance Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein. The dollar amount of each Non-Formula Advance shall at all times reduce the amount otherwise available for Advances.

(b)     Repayment of Non-Formula Advances. The Non-Formula Loan terminates on the Account Advance Maturity Date, when the principal amount of all Non-Formula Advances, the unpaid interest thereon, and all other Obligations relating to the Non-Formula Loan shall be immediately due and payable.

(c)     Interest on Non-Formula Advances. Subject to Section 2.1.3(d) of this Agreement, the principal amount of all Non-Formula Advances shall accrue interest at the Non-Formula Applicable Rate.

(d)     Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, the Non-Formula Loan shall bear interest at a rate per annum which is five percentage points (5.0%) above the rate that is otherwise applicable thereto. Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.1.3(d) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

(e)     Payment; Interest Computation. Interest on the Non-Formula Loan is payable monthly on the first (1st) calendar day of each month and shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing interest, (i) all payments received after 12:00 p.m. Pacific time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of any Non-Formula Advance shall be included and the date of payment shall be excluded; provided, however, that if any Non-Formula Advance is repaid on the same day on which it is made, such day shall be included in computing interest on such Non-Formula Advance.

2

(f)    End of Non-Formula Loan Eligible Status. Upon Borrower ceasing to be Non-Formula Loan Eligible as measured on the last day of each Reconciliation Period, Borrower shall either repay in full the Non-Formula Advances or convert the Non-Formula Advances into Advances in accordance with this Section 2.1.3(f). If Borrower elects to convert the Non-Formula Advances into Advances, Borrower shall deliver to Bank, within one (1) Business Day, an Invoice Transmittal containing detailed invoice reporting, signed by a Responsible Officer together with a current accounts receivable aging and a copy of each invoice, all in accordance with Section 6.2 hereof. If the outstanding principal amount of the Advances (including the Non-Formula Advances requested to be converted) exceeds the amount of Advances available against Eligible Accounts (as determined by Bank), Borrower shall immediately pay to Bank the excess and, in connection with same, hereby irrevocably authorizes Bank to debit any account of Borrower maintained by Borrower with Bank or any of Bank’s Affiliates for the amount of such excess.

2.4    Section 2.4 (Facility Fee). Section 2.4 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

2.4    Facility Fee. A fully earned, non-refundable facility fee of Fifteen Thousand Dollars ($15,000) (the “Facility Fee”) shall be payable by Borrower to Bank on May 14, 2015.

2.5    Section 13 (Definitions).

(a)    The following definitions are added to the list set forth in Section 13.1 of the Loan Agreement in alphabetical order:

“Non-Formula Advance” means an advance (or advances) under the Non-Formula Loan.

“Non-Formula Amount” is Five Million Dollars ($5,000,000).

“Non-Formula Applicable Rate” is a per annum rate equal to the Prime Rate plus one and one quarter of one percent (1.25%)

“Non-Formula Loan” is defined in Section 2.1.3(a).

“Non-Formula Loan Eligible” means at such times that Borrower’s Net Cash is equal to or greater than Twenty Million Dollars ($20,000,000); provided, however, that Borrower shall not be Non-Formula Loan Eligible during the continuance of an Event of Default. At any time that Borrower’s Net Cash is less than Twenty Million Dollars ($20,000,000), Borrower will not be Non-Formula Loan Eligible until such time as Bank confirms that (a) Borrower’s Net Cash is equal to or greater than Twenty Million Dollars ($20,000,000) as of such date and (b) Borrower’s Net Cash was equal to or greater than Twenty Million Dollars ($20,000,000) at all times during the immediately preceding Reconciliation Period.

3

(b)    The definition of “Eligible Accounts” set forth in Section 13.1 of the Loan Agreement is amended by deleting clauses (c) and (s) thereof in their entirety and replacing them with the following:

(c)    Accounts owing from an Account Debtor which does not have its principal place of business in the United States unless otherwise approved by Bank in writing on a case-by-case basis in its sole discretion; provided, however that the aggregate amount of such Accounts financed hereunder shall not exceed thirty percent (30%) of all Accounts financed hereunder at any time;

(s)    Accounts owing from an Account Debtor with respect to which Borrower has received Deferred Revenue other than Deferred Revenue for support and maintenance contracts (but only to the extent of such Deferred Revenue);

(c)    The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement arc amended by deleting them in their entirety and replacing them with the following:

“Account Advance Maturity Date” is May 14, 2016.

“Credit Extension” is any Advance, Non-Formula Advance, Growth Capital Advance or any other extension of credit by Bank for Borrower’s benefit under this Agreement.

“Facility Amount” is Eighteen Million Seven Hundred Fifty Dollars ($18,750,000).

2.6    Exhibit B (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

2.7    Exhibit E (Borrowing Base Certificate). The Borrowing Base Certificate is amended in its entirety and replaced with the Borrowing Base Certificate in the form of Exhibit E attached hereto.

3.    Limitation of Amendments.

3.1    The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4

3.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (h) no Event of Default has occurred and is continuing;

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5

5.     Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.     Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.     Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		TINTRI, INC.

By:	/s/ Joseph S. Restagno	By:	/s/ Ian Halifax
Name:	Joseph S. Restagno	Name:	Ian Halifax
Title:	Managing Director	Title:	CFO

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 10th day of December, 2014, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and TINTRI, INC., a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 14, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower (i) did not comply with the covenant in Section 6.2(a)(ii) of Loan Agreement as a result of not delivering its audited consolidated financial statements to Bank within one hundred eighty (180) days after the last day of Borrower’s fiscal year ending January 31, 2014, (ii) did not comply with the covenant set forth in Section 7.2 of the Loan Agreement as a result of not providing Bank with at least thirty (30) days prior written notice of (1) its new chief executive office location at 303 Ravendale Drive, Mountain View, CA 94043 and not causing its landlord at such location to enter into a landlord consent in favor of Bank and (2) its bailee location at Flextronics International (“Flextronics”), [ADDRESS] and not causing its bailee at such location to enter into a bailee agreement in favor of Bank; and (iii) did not comply with the covenants in Sections 6.5 and 7.6 of the Loan Agreement as a result of not providing Bank with prior written notice of and not entering into an account control agreement for its deposit account with Bank of America (the “Existing Defaults”).

D.    Borrower has requested that Bank amend the Loan Agreement to (i) add Intellectual Property as Collateral, (ii) consent to certain Indebtedness, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

E.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.     Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Waiver of Existing Defaults. Bank hereby waives Borrower’s Existing Defaults under the Loan Agreement; provided, however, to the extent Borrower will maintain Collateral having any aggregate value of more than Fifty Thousand Dollars ($50,000) with Flextronics, Borrower shall provide Bank with a bailee agreement by Flextronics in favor of Bank and in form and substance satisfactory to Bank. Bank’s agreement to waive the Existing Defaults shall in no way obligate Bank to make any other modifications to the Loan Agreement or to waive Borrower’s compliance with any other terms of the Loan Documents, and shall not limit or impair Bank’s right to demand strict performance of all other terms and covenants as of any date. The waiver set forth above shall not be deemed or otherwise construed to constitute a waiver of any other provisions of the Loan Agreement in connection with any other transaction.

3.    Amendments to Loan Agreement.

3.1    Section 6.2 (Financial Statements, Reports, Certificates). Clause (ii) of Section 6.2(a) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(ii)    as soon as available, and in any event within one hundred eighty (180) days following the end of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank (it being understood that Ernst & Young LLP, the Company’s auditors as of the Effective Date is acceptable to Bank); provided that Borrower may deliver to Bank its audited consolidated financial statements for the fiscal year ended January 31, 2014 on or before January 31, 2015.

3.2    Section 6.5 (Accounts). The last sentence of Section 6.5(b) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

The provisions of the previous sentence shall not apply to (i) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such or (ii) Borrower’s account at Bank of America ending in [        ] provided that if the daily balance in such account exceeds Seventy-Five Thousand Dollars ($75,000) at any time, Borrower shall transfer within five (5) Business Days such amount exceeding Seventy-Five Thousand Dollars ($75,000) into a Collateral Account at Bank, and provided further that such account at Bank of America shall be closed, and the funds therein shall be deposited into a Collateral Account at Bank, no later than May 31, 2015.

3.3    Section 6.7 (Protection of Intellectual Property Rights). Section 6.7 of the Loan Agreement is hereby amended by adding the following after clause (b) thereof as clause (c):

(c)    To the extent not already disclosed in writing to Bank, if Borrower (1) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or

2

any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (2) applies for any Patent or the registration of any Trademark, then Borrower shall promptly provide written notice thereof to Bank and shall execute such intellectual property security agreements and other documents and take such other actions as Bank may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Bank in such property. If Borrower decides to register any Copyrights or mask works in the United States Copyright Office, Borrower shall: (x) provide Bank with at least fifteen (15) days prior written notice of Borrower’s intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Bank may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Bank in the Copyrights or mask works intended to be registered with the United States Copyright Office; and (z) record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank copies of all applications that it files for Patents or for the registration of Trademarks, Copyrights or mask works, together with evidence of the recording of the intellectual property security agreement required for Bank to perfect and maintain a first priority perfected security interest in such property.

3.4     Section 8 (Events of Default). Section 8 of the Loan Agreement is hereby amended by adding the following after Section 8.10 thereof as Section 8.11:

8.11     Cross-Default with TriplePoint Loan Documents.

An event of default (as such term is defined in the TriplePoint Loan Documents) shall occur and be continuing under the TriplePoint Loan Documents and such event of default is not cured within any applicable grace period provided therein.

3.5     Section 13 (Definitions).

(a)     The following definitions are added to the list set forth in Section 13.1 of the Loan Agreement in alphabetical order:

“IP Agreement” is that certain Intellectual Property Security Agreement executed and delivered by Borrower to Bank dated as of the Second Amendment Closing Date.

“Second Amendment Closing Date” is December 10, 2014

“TriplePoint” means TriplePoint Venture Growth BDC Corp., a Maryland corporation.

“TriplePoint Indebtedness” is Indebtedness in the principal amount not to exceed Thirty-Five Million Dollars ($35,000,000) under the TriplePoint Loan Documents.

3

“TriplePoint Loan Documents” means that certain Plain English Growth Capital Loan and Security Agreement dated December 10, 2014 between Borrower and TriplePoint, and any other agreement, document, promissory note, financing statement, or instrument executed by Borrower in favor of TriplePoint pursuant to or in connection with the TriplePoint Indebtedness, as the same may from time to time be amended, modified, supplemented, extended, renewed, restated or replaced.

“TriplePoint Subordination Agreement” is that certain Subordination Agreement by and between Bank and TriplePoint dated as of the Second Amendment Closing Date.

(b)     The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are amended by deleting them in their entirety and replacing them with the following:

“Loan Documents” are, collectively, this Agreement, the Warrant, the Perfection Certificate, any Bank Services Agreement, the SVB Control Agreement, the Borrowing Resolutions, the IP Agreement, the TriplePoint Subordination Agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

(c)     The definition of the term “Permitted Indebtedness” set forth in Section 13.1 of the Loan Agreement is hereby amended by deleting subclause (g) thereof in its entirety and replacing it with the following subclause (g) and adding the following subclause (h):

(g)     the TriplePoint Indebtedness provided that the aggregate principal amount outstanding does not exceed Thirty-Five Million Dollars ($35,000,000); and

(h)     extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (g) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

(d)     The definition of the term “Permitted Liens” set forth in Section 13.1 of the Loan Agreement is hereby amended by adding the following after subclause (j) thereof as subclause (k):

(k)     Liens in favor of TriplePoint securing the TriplePoint Indebtedness permitted under clause (g) of the definition of “Permitted Indebtedness” and subject to the TriplePoint Subordination Agreement.

3.6     Grant of Security Interest. Borrower hereby grants to Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral described on Exhibit A attached hereto, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. All references in the Loan Agreement to Collateral shall be deemed to include the Intellectual Property Collateral (as such term is defined and used in the IP Agreement).

4

3.7    Collateral. From and after the date hereof, Exhibit A of the Loan Agreement is replaced in its entirety with Exhibit A attached hereto and all references in the Loan Agreement to the Collateral shall be deemed to refer to Exhibit A attached hereto.

3.8    Exhibit B (Compliance Certificate). From and after the date hereof, Exhibit B of the Loan Agreement is replaced in its entirety with Exhibit B attached hereto, and all references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to Exhibit B attached hereto.

4.    Limitation of Waiver and Amendments.

4.1    The waiver and amendments set forth in Sections 2 and 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be, except as set forth herein, deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1    Immediately after giving effect to this Amendment, including Section 2, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3    The organizational documents of Borrower delivered to Bank on or prior to the date hereof are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5

5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery to Bank of the TriplePoint Subordination Agreement and the IP Agreement by each party thereto, and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment, the TriplePoint Subordination Agreement, and the IP Agreement, and the review of the TriplePoint Loan Documents

[Signature page follows.]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		TINTRI, INC.

By:	/s/ Benjamin Yu	By:	/s/ Ken Klein
Name:	Benjamin Yu	Name:	Ken Klein
Title:	V.P.	Title:	President, Chief Executive Officer and Secretary

[Signature Page to Second Amendment to Loan and Security Agreement]

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following:

All goods, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including payment intangibles), accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

EXHIBIT B

SPECIALTY FINANCE DIVISION

Compliance Certificate

I, an authorized officer of TINTRI, INC. (“Borrower”) certify under the Loan and Security Agreement (as amended, the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows for the period ending                      (all capitalized terms used herein shall have the meaning set forth in this Agreement):

Borrower represents and warrants for each Financed Receivable:

Each Financed Receivable is an Eligible Account;

Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;

The correct amount is on the Invoice Transmittal and is not disputed;

Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;

Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;

There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

Borrower has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

Additionally, Borrower represents and warrants as follows:

Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

A/R & A/P Agings	Monthly within 30 days	Yes No

Deferred Revenue (if applicable)	Monthly within 30 days	Yes No

Borrowing Base Certificate (if Borrowing Base Eligible and any Advances are outstanding)	Monthly within 30 days	Yes No

Board Projections	FYE within 30 days of Board Approval	Yes No

2

Net Cash	Performance Pricing Applicable Rate	Applies	Borrowing Base Eligible
Net Cash ≥ $5,000,000	WSJ Prime + 0.35%	Yes No	Yes

Net Cash < $5,000,000	WSJ Prime + 1.75%	Yes No	No

Net Cash	Non-Formula Loans Non-Formula Applicable Rate	Applies	Non-Formula Loan Eligible
Net Cash ≥ $20,000,000	WSJ Prime + 1.25%	Yes No	Yes

Net Cash < $20,000,000	WSJ Prime + 1.25%	Yes No	No

The following Intellectual Property was registered (or a registration application submitted) after the Second Amendment Closing Date (if no registrations, state “None”)

All other representations and warranties in this Agreement are true and correct in all material respects on this date, and Borrower represents that there is no existing Event of Default.

Sincerely,

TINTRI, INC.

Signature

Title

Date

3

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 6th day of February, 2015, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and TINTRI, INC., a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 14, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement to consent to the replacement of the commitment of TriplePoint Venture Growth BDC Corp. to lend to Borrower with a commitment of TriplePoint Capital LLC to lend to Borrower.

D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Section 13 (Definitions).

(a)    The following definition is added to the list set forth in Section 13.1 of the Loan Agreement in alphabetical order:

“Third Amendment Closing Date” is February     , 2015.

(b)    The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are amended by deleting them in their entirety and replacing them with the following:

“TriplePoint” means TriplePoint Capital LLC, a Delaware limited liability company.

“TriplePoint Loan Documents” means that certain Plain English Growth Capital Loan and Security Agreement dated as of the Third Amendment Closing Date between Borrower and TriplePoint, and any other agreement, document, promissory note, financing statement, or instrument executed by Borrower in favor of TriplePoint pursuant to or in connection with the TriplePoint Indebtedness, as the same may from time to time be amended, modified, supplemented, extended, renewed, restated or replaced.

“TriplePoint Subordination Agreement” is that certain Subordination Agreement by and between Bank and TriplePoint dated as of the Third Amendment Closing Date.

3.    Limitation of Amendments.

3.1    The amendments set forth in Sections 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be, except as set forth herein, deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment, including Section 2, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

2

4.3    The organizational documents of Borrower delivered to Bank on or prior to the date hereof are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery to Bank of the TriplePoint Subordination Agreement by each party thereto, and (c) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment, the TriplePoint Subordination Agreement, and the review of the TriplePoint Loan Documents.

[Signature page follows.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		TINTRI, INC.

By:	/s/ Benjamin Yu	By:	/s/ Ken Klein
Name:	Benjamin Yu	Name:	Ken Klein
Title:	V.P.	Title:	CEO

WAIVER AND FOURTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS WAIVER AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 20 day of July, 2015, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and TINTRI, INC., a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 14, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower did not comply with the covenant in Section 6.5 of the Loan Agreement as a result of not closing its deposit account with Bank of America by May 31, 2015 (the “Existing Default”).

D.    Borrower has requested that Bank waive the Existing Default and amend the Loan Agreement as more fully set forth herein.

E.    Bank has agreed to waive the Existing Default and so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Waiver of Existing Default. Bank hereby waives Borrower’s Existing Default under the Loan Agreement. Bank’s agreement to waive the Existing Default shall in no way obligate Bank to make any other modifications to the Loan Agreement or to waive Borrower’s compliance with any other terms of the Loan Documents, and shall not limit or impair Bank’s right to demand strict performance of all other terms and covenants as of any date. The waiver set forth above shall not be deemed or otherwise construed to constitute a waiver of any other provisions of the Loan Agreement in connection with any other transaction.

3.    Amendments to Loan Agreement.

3.1    Section 6.5 (Accounts). The last sentence of Section 6.5(b) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

The provisions of the previous sentence shall not apply to (i) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such or (ii) Borrower’s account at Bank of America ending in [        ] provided that if the daily balance in such account exceeds One Thousand Dollars ($1,000) at any time, Borrower shall transfer within five (5) Business Days such amount exceeding One Thousand Dollars ($1,000) into a Collateral Account at Bank, and provided further that such account at Bank of America shall be closed, and the funds therein shall be deposited into a Collateral Account at Bank, no later than December 31, 2015.

4.    Limitation of Waiver and Amendments.

4.1    The waiver and amendments set forth in Sections 2 and 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be, except as set forth herein, deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1    Immediately after giving effect to this Amendment, including Section 2, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

2

5.3    The organizational documents of Borrower delivered to Bank on or prior to the date hereof are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		TINTRI, INC.

By:	/s/ Benjamin Yu	By:	/s/ Ian Halifax
Name:	Benjamin Yu	Name:	Ian Halifax
Title:	V.P.	Title:	CFO

FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 13th day of May, 2016 but is effective as of May 14, 2016, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and TINTRI, INC., a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 14, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement to (i) extend the Account Advance Maturity Date, (ii) increase the maximum amount of Advances available thereunder, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Section 2.1.1(b) (Maximum Advances). Section 2.1.1(b) of the Loan Agreement is amended by deleting the last sentence thereof its entirety and replacing it with the following:

In addition and notwithstanding the foregoing, the aggregate amount of Advances outstanding at any time may not exceed Twenty Million Dollars ($20,000,000) minus the outstanding amount of the Non-Formula Loans.

2.2    Section 2.1.1(f) (Early Termination). Section 2.1.1(f) of the Loan Agreement is amended by deleting the second sentence thereof its entirety and replacing it with the following:

If this Agreement is terminated with respect to Advances (A) by Bank in accordance with clause (ii) in the foregoing sentence, or (B) by Borrower for any reason, Borrower shall pay to Bank a non refundable termination fee in an amount equal to Two Hundred Thousand Dollars ($200,000) (the “Early Termination Fee”).

2.3    Section 2.4 (Facility Fee). Section 2.4 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

2.4    Facility Fee. A fully earned, non-refundable facility fee of Forty Thousand Dollars ($40,000) (the “Facility Fee”) shall be payable by Borrower to Bank in two (2) installments as follows: (a) the first (1st) installment of Twenty Thousand Dollars ($20,000) shall be payable on the Fifth Amendment Closing Date (provided that Borrower has paid to Bank a good faith deposit of Twenty Thousand Dollars ($20,000) which shall be applied to such installment), and (b) the second (2nd) installment of Twenty Thousand Dollars ($20,000) shall be payable on the first (1st) anniversary of the Fifth Amendment Closing Date.

2.4    Section 6 (Affirmative Covenants). Section 6 of the Loan Agreement is hereby amended by adding the following after Section 6.9 thereof as Section 6.10:

6.10    Financial Covenants. Maintain at all times, to be tested as of the last day of each month, unless otherwise noted:

(a)    Adjusted Quick Ratio. An Adjusted Quick Ratio of at least 1.50:1.00 (provided that Borrower shall also maintain Net Cash in an amount of not less than Twenty Million Dollars ($20,000,000)).

2.5    Section 13 (Definitions).

(a)    The following definitions are added to the list set forth in Section 13.1 of the Loan Agreement in alphabetical order:

“Adjusted Quick Ratio” is the ratio of (a) Quick Assets to (b) Current Liabilities, minus current portion of Deferred Revenue, plus the long term portion of outstanding Obligations.

“Current Liabilities” is the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.

“Fifth Amendment Closing Date” is May __, 2016.

“Quick Assets” is, on any date, Borrower’s unrestricted cash and Cash Equivalents at Bank and net billed accounts receivable.

2

“Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, but excluding all Subordinated Debt.

(b)    The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are amended by deleting them in their entirety and replacing them with the following:

“Account Advance Maturity Date” is two (2) years after the Fifth Amendment Closing Date.

“Facility Amount” is Twenty-Five Million Dollars ($25,000,000).

2.6    Exhibit B (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

2.7    Exhibit E (Borrowing Base Certificate). The Borrowing Base Certificate is amended in its entirety and replaced with the Borrowing Base Certificate in the form of Exhibit E attached hereto.

3.    Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate, dated as of the date hereof, in connection with this Amendment (the “Updated Perfection Certificate”), which Updated Perfection Certificate shall supersede in all respects the prior Perfection Certificate delivered by Borrower to Bank. Borrower and Bank agree that all references in the Loan Agreement and any other Loan Documents to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

4.    Limitation of Amendments.

4.1    The amendments set forth in Sections 2 and 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

3

5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3    The organizational documents of Borrower delivered to Bank on or prior to the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

4

7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK
SILICON VALLEY BANK

By:	/s/ Bryce Gerber
Name:	Bryce Gerber
Title:	Vice President

BORROWER
TINTRI, INC.

By:	/s/ Ian Halifax
Name:	Ian Halifax
Title:	Chief Financial Officer

[Signature Page to Fifth Amendment to Loan and Security Agreement]

EXHIBIT B

SPECIALTY FINANCE DIVISION
Compliance Certificate

I, an authorized officer of TINTRI, INC. (“Borrower”) certify under the Loan and Security Agreement (as amended, the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows for the period ending _____________________________ (all capitalized terms used herein shall have the meaning set forth in this Agreement):

Borrower represents and warrants for each Financed Receivable:

Each Financed Receivable is an Eligible Account;

Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;

The correct amount is on the Invoice Transmittal and is not disputed;

Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;

Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;

There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

Borrower has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

Additionally, Borrower represents and warrants as follows:

Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

Borrower is in compliance with the Financial Covenant(s) set forth in Section 6 of this Agreement. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

A/R & A/P Agings	Monthly within 30 days	Yes No

Deferred Revenue (if applicable)	Monthly within 30 days	Yes No

Borrowing Base Certificate (if Borrowing Base Eligible and any Advances are outstanding)	Monthly within 30 days	Yes No

Board Projections	FYE within 30 days of Board Approval	Yes No

Performance Pricing

Net Cash	Applicable Rate	Applies	Borrowing Base Eligible

Net Cash ≥ $5,000,000	WSJ Prime + 0.35%	Yes No	Yes

Net Cash < $5,000,000	WSJ Prime + 1.75%	Yes No	No

Non-Formula Loans

Net Cash	Non-Formula Applicable Rate	Applies	Non-Formula Loan Eligible

Net Cash ≥ $20,000,000	WSJ Prime + 1.25%	Yes No	Yes

Net Cash < $20,000,000	WSJ Prime + 1.25%	Yes No	No

Financial Covenant	Required	Actual	Compliance

Adjusted Quick Ratio (monthly)	1.50:1.00	____:1.00	Yes No

Net Cash	$20,000,000	$________	Yes No

The following financial covenant analysis and other information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

All other representations and warranties in this Agreement are true and correct in all material respects on this date, and Borrower represents that there is no existing Event of Default.

Sincerely,

TINTRI, INC.

Signature

Title

Date

Schedule 1 to Compliance Certificate

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________

I.    Adjusted Quick Ratio (Section 6.10)

Required:    1.50:1.00

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower at Bank	$	______

B.	Aggregate value of Borrower’s net billed accounts receivable	$	______

C.	Quick Assets (line A plus line B)	$	______

D.

Aggregate value of obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, but excluding all Subordinated Debt, that matures within one (1) year

		$	______

E.	Aggregate value of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue

F.	Long term portion of the outstanding Obligations	$	______

G.	Line D minus line E plus line F	$	______

H.	Adjusted Quick Ratio (line C divided by line G)		___:___

Is line H equal to or greater than 1.50:1:00?

______ No, not in compliance	______ Yes, in compliance

EXHIBIT E—BORROWING BASE CERTIFICATE

Borrower: TINTRI, INC.

Lender: Silicon Valley Bank

Commitment Amount: $20,000,000

ACCOUNTS RECEIVABLE
1. Accounts Receivable (invoiced) Book Value as of ____________________	$	_______________
2. Additions (Please explain on next page)	$	_______________
3. Less: Intercompany / Employee / Non-Trade Accounts	$	_______________
4. NET TRADE ACCOUNTS RECEIVABLE	$	_______________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5. 90 Days Past Invoice Date	$	_______________
6. Credit Balances over 90 Days	$	_______________
7. Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$	_______________
8. Foreign Account Debtor Accounts (exceeding 30% of all Accounts)	$	_______________
9. Foreign Invoiced and/or Collected Accounts	$	_______________
10. Contra / Customer Deposit Accounts	$	_______________
11. U.S. Government Accounts	$	_______________
12. Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$	_______________
13. Accounts with Memo or Pre-Billings	$	_______________
14. Contract Accounts; Accounts with Progress / Milestone Billings	$	_______________
15. Accounts for Retainage Billings	$	_______________
16. Trust / Bonded Accounts	$	_______________
17. Bill and Hold Accounts	$	_______________
18. Unbilled Accounts	$	_______________
19. Non-Trade Accounts (If not already deducted above)	$	_______________
20. Accounts with Extended Term Invoices (Net 90+)	$	_______________
21. Chargebacks Accounts / Debit Memos	$	_______________
22. Product Returns / Exchanges	$	_______________
23. Disputed Accounts; Insolvent Account Debtor Accounts	$	_______________
24. Deferred Revenue (other than Maintenance and Support Deferred Revenue) / Other (Please explain on next page)	$	_______________
25. Concentration Limits	$	_______________
26. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$	_______________
27. Eligible Accounts (#4 minus #26)	$	_______________
28. ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)	$	_______________

BALANCES
29. Maximum Loan Amount		$20,000,000
30. Present balance of Non-Formula Advances (if applicable) [not to exceed $5,000,000]	$	_______________
31. Maximum Loan Amount after reduction for Non-Formula Advances (#29 minus #30)
32. Total Funds Available [Lesser of #28 or #31)]	$	_______________
33. Present balance owing of Formula Advances	$	_______________
34. RESERVE POSITION (#32 minus #33)	$	_______________

[Continued on following page.]

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

Date:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status:	Yes	No

SIXTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 11th day of August, 2016, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and TINTRI, INC., a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 14, 2013 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement to modify the definition of Net Cash.

D.    Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Section 13 (Definitions). The following definition set forth in Section 13.1 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

“Net Cash” is the sum of (a) all of Borrower’s deposits, unrestricted cash and short-term investments all held at or through Bank less (b) outstanding Advances and Non-Formula Loans.

3.    Limitation of Amendments.

3.1    The amendment set forth in Section 2 above is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of Borrower delivered to Bank on or prior to the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or

2

authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.    Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature page follows.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK
SILICON VALLEY BANK

By:	/s/ Bryce Gerber
Name:	Bryce Gerber
Title:	Vice President

BORROWER
TINTRI, INC.

By:	/s/ Ron Mathews
Name:	Ron Mathews
Title:	Senior Director Tax & Treasury

[Signature Page to Sixth Amendment to Loan and Security Agreement]

SEVENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 24th day of February, 2017, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and TINTRI, INC., a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 14, 2013 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement to increase the maximum aggregate amount of outstanding Advances and make certain other revisions to the Loan Agreement as more fully set forth herein.

D.    Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Section 6.2(c). Section 6.2(c) of the Loan Agreement is amended by deleting the reference therein to “Eight Hundred Fifty Dollars ($850)” and replacing it with “One Thousand Dollars ($1,000)”.

2.2    Section 6.10(a) (Adjusted Quick Ratio). Section 6.10(a) of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

(a)    Adjusted Quick Ratio. An Adjusted Quick Ratio of at least 1.25:1.00 (provided that Borrower shall also maintain Net Cash in an amount of not less than the Net Cash Threshold Amount).

2.3    Section 13 (Definitions).

(a)    The following definition is hereby added to the list set forth in Section 13.1 of the Loan Agreement in alphabetical order:

“Net Cash Threshold Amount” means Fifteen Million Dollars ($15,000,000).

“Non-Formula Amount Increase Date” means the date that Bank receives evidence satisfactory to Bank that Borrower has received, on or after the Seventh Amendment Effective Date, gross proceeds in an aggregate amount of at least Ten Million Dollars ($10,000,000) from (a) TriplePoint under the TriplePoint Indebtedness to the extent permitted under the Loan Documents and/or (b) investors from the sale of equity of Borrower. For the sake of clarity, the Fifteen Million Dollars ($15,000,000) of TriplePoint Indebtedness funded on the Seventh Amendment Effective Date shall not be included in the calculation of gross proceeds triggering the Non-Formula Amount Increase Date.

“Non-Formula Amount Increase End Date” means (a) July 10, 2017 if the Non-Formula Amount Increase Date has not occurred on or prior to July 10, 2017 and (b) September 10, 2017 if the Non-Formula Amount Increase Date has occurred on or prior to July 10, 2017.

(b)    The following definitions set forth in Section 13.1 of the Loan Agreement are amended by deleting them in their entirety and replacing them with the following:

“Borrowing Base Eligible” means at such times that Borrower’s Net Cash is equal to or greater than the Net Cash Threshold Amount; provided, however, that Borrower shall not be Borrowing Base Eligible during the continuance of an Event of Default. At any time that Borrower’s Net Cash is less than the Net Cash Threshold Amount, Borrower will not be Borrowing Base Eligible until such time as Bank confirms that (a) Borrower’s Net Cash is equal to or greater than the Net Cash Threshold Amount as of such date and (b) Borrower’s Net Cash was equal to or greater than the Net Cash Threshold Amount at all times during the immediately preceding two (2) Reconciliation Periods.

“Non-Formula Amount” is Five Million Dollars ($5,000,000); provided, however, commencing on the Seventh Amendment Effective Date through and including the Non-Formula Amount Increase End Date, the Non-Formula Amount shall be Ten Million Dollars ($10,000,000). On the Non-Formula Amount Increase End Date, to the extent the outstanding principal balance of Non-Formula Loans exceeds Five Million Dollars ($5,000,000), Borrower shall immediately repay to Bank such excess.

“Non-Formula Loan Eligible” means at such times that Borrower’s Net Cash is equal to or greater than the Net Cash Threshold Amount; provided, however, that Borrower shall not be Non-Formula Loan Eligible during the continuance of an Event of Default. At any time that Borrower’s Net Cash is less than the Net Cash Threshold Amount, Borrower will not be Non-Formula Loan Eligible until such time as Bank

2

confirms that (a) Borrower’s Net Cash is equal to or greater than the Net Cash Threshold Amount as of such date and (b) Borrower’s Net Cash was equal to or greater than the Net Cash Threshold Amount at all times during the immediately preceding Reconciliation Period.

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Agreement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Bank, the “Prime Rate” shall mean the rate of interest per annum announced by Bank as its prime rate in effect at its principal office in the State of California (such Bank announced Prime Rate not being intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“TriplePoint Indebtedness” is Indebtedness in the principal amount not to exceed Seventy Million Dollars ($70,000,000) under the TriplePoint Loan Documents.

(c)    Section 13.1 of the Loan Agreement is hereby amended by adding the following term and its definition to Section 13.1 in alphabetical order:

“Seventh Amendment Effective Date” is February 24, 2017.

(d)    The definition of the term “Permitted Indebtedness” set forth in Section 13.1 of the Loan Agreement is hereby amended by deleting subclause (g) thereof and replacing it with the following:

(g)    the TriplePoint Indebtedness provided that the aggregate principal amount outstanding does not exceed Seventy Million Dollars ($70,000,000); and

2.4    Exhibit B (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

2.5    Exhibit E (Borrowing Base Certificate). The Borrowing Base Certificate is amended in its entirety and replaced with the Borrowing Base Certificate in the form of Exhibit E attached hereto.

2.6    Success Fee. In consideration of Bank’s agreement to enter into this Amendment, and in addition to, and not in substitution for, any other fees set forth in the Loan Documents, Borrower shall pay to Bank a fully earned, non-refundable success fee (the “Success Fee”) of One Hundred Seventy-Five Thousand Dollars ($175,000) which shall be payable upon the earlier of (a) the closing of an initial public offering of shares of Borrower’s stock or (b) the closing of a sale of Borrower’s stock or other merger with or into any other Person, in which Borrower’s shareholders immediately after such event hold less than fifty-one percent (51%) of

3

the fully diluted voting share capital of the surviving Person (such initial public offering or sale, a “Success Fee Trigger Event”). Borrower hereby acknowledges and agrees that if the Obligations are paid in full and the Loan Agreement is terminated, this Section 2.8 and Borrower’s obligation to pay the Success Fee hereunder shall survive and continue. If the Loan Agreement is terminated prior to payment of the Success Fee, Bank shall continue to have such right in perpetuity, until paid. Borrower shall notify Bank of the occurrence of any Success Fee Trigger Event promptly upon the occurrence thereof.

3.    Limitation of Amendments.

3.1    The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of Borrower delivered to Bank on or prior to the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery to Bank of the First Amendment to Subordination Agreement by each party thereto, (c) Bank’s receipt of evidence satisfactory to Bank that TriplePoint has (i) extended the maturity date of the TriplePoint Indebtedness to at least August 31, 2018 and (ii) funded an additional Fifteen Million Dollars ($15,000,000) to Borrower under the TriplePoint Indebtedness (for the sake of clarity, such Fifteen Million Dollars ($15,000,000) shall be deemed funded prior to the Seventh Amendment Effective Date and therefore shall not be included as gross proceeds which may trigger the Non-Formula Amount Increase Date), and (d) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment and the First Amendment to Subordination Agreement for which Bank has invoiced Borrower on or prior to the date hereof.

[Signature page follows.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER
SILICON VALLEY BANK		TINTRI, INC.

By:	/s/ Bryce Gerber	By:	/s/ Ian Halifax
Name:	Bryce Gerber	Name:	Ian Halifax
Title:	Vice President	Title:	CFO

[Signature Page to Seventh Amendment to Loan and Security Agreement]

EXHIBIT B

SPECIALTY FINANCE DIVISION

Compliance Certificate

I, an authorized officer of TINTRI, INC. (“Borrower”) certify under the Loan and Security Agreement (as amended, the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows for the period ending                      (all capitalized terms used herein shall have the meaning set forth in this Agreement):

Borrower represents and warrants for each Financed Receivable:

Each Financed Receivable is an Eligible Account;

Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;

The correct amount is on the Invoice Transmittal and is not disputed;

Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;

Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;

There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

Borrower has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

Additionally, Borrower represents and warrants as follows:

Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

Borrower is in compliance with the Financial Covenant(s) set forth in Section 6 of this Agreement. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

A/R & A/P Agings	Monthly within 30 days	Yes No

Deferred Revenue (if applicable)	Monthly within 30 days	Yes No

Borrowing Base Certificate (if Borrowing Base Eligible and any Advances are outstanding)	Monthly within 30 days	Yes No

Board Projections	FYE within 30 days of Board Approval	Yes No

Performance Pricing
Net Cash	Applicable Rate	Applies	Borrowing Base Eligible
Net Cash ≥ $15,000,000*	WSJ Prime + 0.35%	Yes No	Yes
Net Cash < $15,000,000*	WSJ Prime + 1.75%	Yes No	No

Non-Formula Loans
Net Cash	Non-Formula Applicable Rate	Applies	Non-Formula Loan Eligible
Net Cash ≥ $15,000,000	WSJ Prime + 1.25%	Yes No	Yes
Net Cash < $15,000,000	WSJ Prime + 1.25%	Yes No	No

Financial Covenant	Required	Actual	Compliance
Adjusted Quick Ratio (monthly)	1.25:1.00	:1.00	Yes No
Net Cash	$15,000,000	$	Yes No

The following financial covenant analysis and other information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

All other representations and warranties in this Agreement are true and correct in all material respects on this date, and Borrower represents that there is no existing Event of Default.

Sincerely,

TINTRI, INC.

Signature

Title

Date

Schedule 1 to Compliance Certificate

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Adjusted Quick Ratio (Section 6.10)

Required:                1.25:1.00

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower at Bank	$
B.	Aggregate value of Borrower’s net billed accounts receivable	$
C.	Quick Assets (line A plus line B)	$
D.

Aggregate value of obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, but excluding all Subordinated Debt, that matures within one (1) year

$
E.	Aggregate value of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue
F.	Long term portion of the outstanding Obligations	$
G.	Line D minus line E plus line F	$
H.	Adjusted Quick Ratio (line C divided by line G)	:

Is line H equal to or greater than 1.25:1:00?

No, not in compliance	Yes, in compliance

EXHIBIT E - BORROWING BASE CERTIFICATE

Borrower: TINTRI, INC.

Lender: Silicon Valley Bank

Commitment Amount:    $20,000,000

ACCOUNTS RECEIVABLE

1.	Accounts Receivable (invoiced) Book Value as of	$
2.	Additions (Please explain on next page)	$
3.	Less: Intercompany / Employee / Non-Trade Accounts	$
4.	NET TRADE ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

5.	90 Days Past Invoice Date	$
6.	Credit Balances over 90 Days	$
7.	Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$
8.	Foreign Account Debtor Accounts (exceeding 30% of all Accounts)	$
9.	Foreign Invoiced and/or Collected Accounts	$
10.	Contra / Customer Deposit Accounts	$
11.	U.S. Government Accounts	$
12.	Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
13.	Accounts with Memo or Pre-Billings	$
14.	Contract Accounts; Accounts with Progress / Milestone Billings	$
15.	Accounts for Retainage Billings	$
16.	Trust / Bonded Accounts	$
17.	Bill and Hold Accounts	$
18.	Unbilled Accounts	$
19.	Non-Trade Accounts (If not already deducted above)	$
20.	Accounts with Extended Term Invoices (Net 90+)	$
21.	Chargebacks Accounts / Debit Memos	$
22.	Product Returns / Exchanges	$
23.	Disputed Accounts; Insolvent Account Debtor Accounts	$
24.	Deferred Revenue (other than Maintenance and Support Deferred Revenue) / Other (Please explain on next page)	$
25.	Concentration Limits	$
26.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

27.	Eligible Accounts (#4 minus #26)	$
28.	ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)	$

BALANCES

29.	Maximum Loan Amount		$20,000,000
30.	Present balance of Non-Formula Advances (if applicable) [not to exceed $5,000,000* ($10,000,000 through 7/10/17 or 9/10/17 upon Non-Formula Amount Increase Date]	$
31.	Maximum Loan Amount after reduction for Non-Formula Advances (#29 minus #30)
32.	Total Funds Available [Lesser of #28 or #31)]	$
33.	Present balance owing of Formula Advances	$
34.	RESERVE POSITION (#32 minus #33)	$

[Continued on following page.]

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:			BANK USE ONLY

Received by:
AUTHORIZED SIGNER
By:		Date:
	Authorized Signer	Verified:
AUTHORIZED SIGNER

Date:		Date:
		Compliance Status:	Yes No

EIGHTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 14th day of March, 2017, but effective as of March 10, 2017, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and TINTRI, INC., a Delaware corporation (“Borrower”).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 14, 2013 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.10 (Financial Covenants). Section 6.10 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

6.10 Financial Covenants. Maintain at all times:

(a) Adjusted Quick Ratio. Commencing with the month ending November 30, 2017 and tested as of the last day of each month, an Adjusted Quick Ratio of at least 1.25:1.00 (provided that Borrower shall also maintain Net Cash in an amount of not less than the Net Cash Threshold Amount).

(b) Unrestricted Cash. From March 10, 2017 through October 31, 2017, maintain unrestricted cash and cash equivalents at Bank and Bank’s Affiliates of not less than Twenty-Five Million Dollars ($25,000,000).

2.2 Exhibit B (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

2.3 Success Fee. In consideration of Bank’s agreement to enter into this Amendment, and in addition to, and not in substitution for, any other fees set forth in the Loan Documents including without limitation the Success Fee set forth in that certain Seventh Amendment to Loan and Security Agreement between Borrower and Bank dated February 24, 2017 (the “Seventh Amendment”), Borrower shall pay to Bank a fully earned, non-refundable success fee (the “Second Success Fee”) of One Hundred Thousand Dollars ($100,000) which shall be payable upon a Success Fee Trigger Event (as defined in the Seventh Amendment). Notwithstanding the foregoing, if Borrower receives, prior to May 31, 2017, gross proceeds from convertible debt or additional equity of at least Twenty Million Dollars ($20,000,000), then the Second Success Fee shall be reduced to Fifty Thousand Dollars ($50,000). Borrower hereby acknowledges and agrees that if the Obligations are paid in full and the Loan Agreement is terminated, this Section 2.3 and Borrower’s obligation to pay the Second Success Fee hereunder shall survive and continue. If the Loan Agreement is terminated prior to payment of the Second Success Fee, Bank shall continue to have such right in perpetuity, until paid. Borrower shall notify Bank of the occurrence of any Success Fee Trigger Event promptly upon the occurrence thereof.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3 In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on or prior to the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

2

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment for which Bank has invoiced Borrower on or prior to the date hereof.

[Signature page follows.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER
SILICON VALLEY BANK		TINTRI, INC.

By:	/s/ Bryce Gerber	By:	/s/ Ron Mathews
Name:	Bryce Gerber	Name:	Ron Mathews
Title:	Vice President	Title:	Senior Director Tax & Treasury

[Signature Page to Eighth Amendment to Loan and Security Agreement]

EXHIBIT B

SPECIALTY FINANCE DIVISION

Compliance Certificate

I, an authorized officer of TINTRI, INC. (“Borrower”) certify under the Loan and Security Agreement (as amended, the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows for the period ending                      (all capitalized terms used herein shall have the meaning set forth in this Agreement):

Borrower represents and warrants for each Financed Receivable:

Each Financed Receivable is an Eligible Account;

Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;

The correct amount is on the Invoice Transmittal and is not disputed;

Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;

Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;

There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

Borrower has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

Additionally, Borrower represents and warrants as follows:

Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

Borrower is in compliance with the Financial Covenant(s) set forth in Section 6 of this Agreement. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
A/R & A/P Agings	Monthly within 30 days	Yes No

Deferred Revenue (if applicable)	Monthly within 30 days	Yes No
Borrowing Base Certificate (if Borrowing Base Eligible and any Advances are outstanding)	Monthly within 30 days	Yes No
Board Projections	FYE within 30 days of Board Approval	Yes No

Performance Pricing
Net Cash	Applicable Rate	Applies	Borrowing Base Eligible
Net Cash ≥ $15,000,000*	WSJ Prime + 0.35%	Yes No	Yes
Net Cash < $15,000,000*	WSJ Prime + 1.75%	Yes No	No

Non-Formula Loans
Net Cash	Non-Formula Applicable Rate	Applies	Non-Formula Loan Eligible
Net Cash ≥ $15,000,000	WSJ Prime + 1.25%	Yes No	Yes
Net Cash < $15,000,000	WSJ Prime + 1.25%	Yes No	No

Financial Covenant	Required	Actual	Compliance
Adjusted Quick Ratio (monthly)*	1.25:1.00	:1.00	Yes No
Net Cash*	$15,000,000	$	Yes No
Unrestricted Cash and Cash Equivalents at Bank and Bank Affiliates**	$25,000,000	$	Yes No

*	Commencing with the month ending November 30, 2017
**	Through October 31, 2017

The following financial covenant analysis and other information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

All other representations and warranties in this Agreement are true and correct in all material respects on this date, and Borrower represents that there is no existing Event of Default.

Sincerely,

TINTRI, INC.

Signature

Title

Date

Schedule 1 to Compliance Certificate

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I. Adjusted Quick Ratio (Section 6.10) (commencing with month ending November 30, 2017)

Required: 1.25:1.00

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower at Bank	$
B.	Aggregate value of Borrower’s net billed accounts receivable	$
C.	Quick Assets (line A plus line B)	$
D.	Aggregate value of obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, but excluding all Subordinated Debt, that matures within one (1) year	$
E.	Aggregate value of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue
F.	Long term portion of the outstanding Obligations	$
G.	Line D minus line E plus line F	$
H.	Adjusted Quick Ratio (line C divided by line G)	:

Is line H equal to or greater than 1.25:1:00?

No, not in compliance	Yes, in compliance

NINTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 26th day of June, 2017, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and TINTRI, INC., a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of May 14, 2013 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.    Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Non-Formula Loan Eligibility and Non-Formula Amount Increase End Date. Notwithstanding the definition of Non-Formula Loan Eligible to the contrary, from the date of this Amendment through July 15, 2017, Borrower shall be Non-Formula Loan Eligible regardless of the amount of Borrower’s Net Cash. In addition, the definition of Non-Formula Amount Increase End Date in Section 13.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Non-Formula Amount Increase End Date” means (a) July 15, 2017 if the Non-Formula Amount Increase Date has not occurred on or prior to July 15, 2017 and (b) September 10, 2017 if the Non-Formula Amount Increase Date has occurred on or prior to July 15, 2017.

2.2    Minimum Unrestricted Cash; IPO Proceeds.

(a)    Bank hereby agrees to suspend testing of the Unrestricted Cash financial covenant set forth in Section 6.10(b) of the Loan Agreement solely for the calendar month ending June 30, 2017; and

(b)    (i) in the event that Borrower closes an initial public offering of shares of its stock (the “IPO”) prior to July 15, 2017, Borrower shall deposit, promptly but in no case later than July 15, 2017, the gross proceeds from such IPO in deposit accounts at Bank in an aggregate amount of not less than Seventy Million Dollars ($70,000,000), or (ii) if such IPO does not close prior to July 15, 2017, Borrower shall draw, in no case later than July 15, 2017, funds under its existing Subordinated Debt in an aggregate amount of at least Twenty Million Dollars ($20,000,000) in gross proceeds.

2.3    Exhibit B (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.

2.4    Success Fee. In consideration of Bank’s agreement to enter into this Amendment, and in addition to, and not in substitution for, any other fees set forth in the Loan Documents including without limitation the (a) Success Fee set forth in that certain Seventh Amendment to Loan and Security Agreement between Borrower and Bank dated February 24, 2017 (the “Seventh Amendment”) and (b) Second Success Fee set forth in that certain Eighth Amendment to Loan and Security Agreement between Borrower and Bank dated March 14, 2017, Borrower shall pay to Bank a fully earned, non-refundable success fee (the “Third Success Fee”) of One Hundred Fifty Thousand Dollars ($150,000) which shall be payable upon a Success Fee Trigger Event (as defined in the Seventh Amendment); provided, however, the definition of Success Free Trigger Event set forth in the Seventh Amendment is hereby amended to also include any sale of all, or substantially all, of Borrower’s assets. Borrower hereby acknowledges and agrees that if the Obligations are paid in full and the Loan Agreement is terminated, this Section 2.4 and Borrower’s obligation to pay the Third Success Fee hereunder shall survive and continue. If the Loan Agreement is terminated prior to payment of the Third Success Fee, Bank shall continue to have such right in perpetuity, until paid. Borrower shall notify Bank of the occurrence of any Success Fee Trigger Event promptly upon the occurrence thereof.

3.    Limitation of Amendments.

3.1    The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

2

3.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of Borrower delivered to Bank on or prior to the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

3

5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment for which Bank has invoiced Borrower on or prior to the date hereof.

[Signature page follows.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER
SILICON VALLEY BANK		TINTRI, INC.

By:	/s/ Matthew Wright	By:	/s/ Ron Mathews
Name:	Matthew Wright	Name:	Ron Mathews
Title:	Managing Director	Title:	Senior Director Tax & Treasury

[Signature Page to Ninth Amendment to Loan and Security Agreement]

EXHIBIT B

SPECIALTY FINANCE DIVISION

Compliance Certificate

I, an authorized officer of TINTRI, INC. (“Borrower”) certify under the Loan and Security Agreement (as amended, the “Agreement”) between Borrower and Silicon Valley Bank (“Bank”) as follows for the period ending                      (all capitalized terms used herein shall have the meaning set forth in this Agreement):

Borrower represents and warrants for each Financed Receivable:

Each Financed Receivable is an Eligible Account;

Borrower is the owner with legal right to sell, transfer, assign and encumber such Financed Receivable;

The correct amount is on the Invoice Transmittal and is not disputed;

Payment is not contingent on any obligation or contract and Borrower has fulfilled all its obligations as of the Invoice Transmittal date;

Each Financed Receivable is based on an actual sale and delivery of goods and/or services rendered, is due to Borrower, is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances other than Permitted Liens;

There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

Borrower reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

Borrower has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

Bank has the right to endorse and/ or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

Additionally, Borrower represents and warrants as follows:

Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

Borrower has good title to the Collateral, free of Liens except Permitted Liens. All inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted except where the failure to obtain or make such consents, declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

Borrower is in compliance with the Financial Covenant(s) set forth in Section 6 of this Agreement. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
A/R & A/P Agings	Monthly within 30 days	Yes No

Deferred Revenue (if applicable)	Monthly within 30 days	Yes No
Borrowing Base Certificate (if Borrowing Base Eligible and any Advances are outstanding)	Monthly within 30 days	Yes No
Board Projections	FYE within 30 days of Board Approval	Yes No

Performance Pricing
Net Cash	Applicable Rate	Applies	Borrowing Base Eligible
Net Cash ≥ $15,000,000*	WSJ Prime + 0.35%	Yes No	Yes
Net Cash < $15,000,000*	WSJ Prime + 1.75%	Yes No	No

Non-Formula Loans
Net Cash	Non-Formula Applicable Rate	Applies	Non-Formula Loan Eligible*
Net Cash ≥ $15,000,000	WSJ Prime + 1.25%	Yes No	Yes
Net Cash < $15,000,000	WSJ Prime + 1.25%	Yes No	No

*-Borrower	shall be Non-Formula Loan Eligible regardless of Borrower’s Net Cash through July 15, 2017

Financial Covenant	Required	Actual	Compliance
Adjusted Quick Ratio (monthly)*	1.25:1.00	:1.00	Yes No
Net Cash*	$15,000,000	$	Yes No
Unrestricted Cash and Cash Equivalents at Bank and Bank’s Affiliates**	$25,000,000	$	Yes No
Either: Upon IPO prior to 7/15/17, deposit gross proceeds from IPO at Bank Otherwise, draw Subordinated Debt before July 15, 2017	$70,000,000 $20,000,000	$ $	Yes No Yes No

*	Commencing with the month ending November 30, 2017
**	Through October 31, 2017 but excluding month ending June 30, 2017

The following financial covenant analysis and other information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

All other representations and warranties in this Agreement are true and correct in all material respects on this date, and Borrower represents that there is no existing Event of Default.

Sincerely,

TINTRI, INC.

Signature

Title

Date

Schedule 1 to Compliance Certificate

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I. Adjusted Quick Ratio (Section 6.10) (commencing with month ending November 30, 2017)

Required: 1.25:1.00

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower at Bank	$
B.	Aggregate value of Borrower’s net billed accounts receivable	$
C.	Quick Assets (line A plus line B)	$
D.	Aggregate value of obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, but excluding all Subordinated Debt, that matures within one (1) year	$
E.	Aggregate value of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue
F.	Long term portion of the outstanding Obligations	$
G.	Line D minus line E plus line F	$
H.	Adjusted Quick Ratio (line C divided by line G)	:

Is line H equal to or greater than 1.25:1:00?

No, not in compliance	Yes, in compliance